BLACKROCK GLOBAL ALLOCATION FUND, INC. (the “Fund”)

SUPPLEMENT DATED APRIL 1, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 27, 2009

Effective April 1, 2009, the Fund’s Statement of Additional Information is amended as set forth below.

The third and fourth sentences of the fifth paragraph of the section “Investment Objectives and Policies” beginning on page I-2 are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Code # SAI-10810-0209-SUP